                                                                  Exhibit (j)(2)


                              CONSENT OF COUNSEL


     We hereby consent to the use of our name and to the reference to our firm under the caption "Experts" included in or made a part of Post-Effective Amendment No. 61 to the Registration Statement of One Group(R) Mutual Funds on Form N-1A (Nos. 2-95973 and 811-4236) under the Securities Act of 1933, as amended.




                                                   /s/ Ropes & Gray LLP
                                                   ROPES & GRAY LLP

Washington, D.C.


October 16, 2003